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Exhibit 99.1

JOINDER AGREEMENT AND AMENDMENT NO. 1
TO PREFERRED STOCK PURCHASE AND LOAN COMMITMENT AGREEMENT

    This Joinder Agreement and Amendment No. 1 to Preferred Stock Purchase and Loan Commitment Agreement (this "Agreement") is made as of September 21, 2001, by and among Focal Communications Corporation, a Delaware corporation (the "Company"), Madison Dearborn Capital Partners IV, L.P. ("MDP"), Frontenac VIII Limited Partnership ("Frontenac VIII"), Frontenac Masters VIII Limited Partnership ("Frontenac Masters"), Battery Ventures III, L.P. ("Battery III," and together with MDP, Frontenac VIII and Frontenac Masters, the "Existing Purchasers"), Battery Ventures VI, L.P. ("Battery VI"), Battery Investment Partners VI, LLC ("BIP"), Great Hill Equity Partners Limited Partnership ("GHEP"), Great Hill Investors, LLC (GHI"), Great Hill Equity Partners II Limited Partnership ("GHEP II) and Great Hill Affiliate Partners II Limited Partnership ("GHAP II" and, together with GHEP, GHI, and GHEP II, the "Great Hill Entities"). Battery VI, BIP and the Great Hill Entities are sometimes referred to herein collectively as the "New Purchasers."

    The Company and each of the Existing Purchasers is party to that certain Preferred Stock Purchase and Loan Commitment Agreement, dated as of August 9, 2001 (the "Purchase Agreement"), pursuant to which each of the Existing Purchasers has agreed to acquire, and the Company has agreed to sell, shares of Series A Redeemable Voting Convertible Preferred Stock (the "Preferred Stock") and has committed to make convertible loans to the Company ("Loans"), in each case on the terms and subject to the conditions contained therein. Each New Purchaser desires to become a party to the Purchase Agreement as a "Purchaser" thereunder and the Company and the Existing Purchasers desire to permit the New Purchasers to become party to the Purchase Agreement and to amend the Purchase Agreement in the manner set forth herein. Capitalized terms used, but not otherwise defined, herein shall have the meanings given to such terms in the Purchase Agreement.

    NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1.  Joinder.  Each New Purchaser has read all of the terms and conditions of the Purchase Agreement (including all schedules and exhibits thereto) and accepts, agrees to and desires to be bound by the terms and conditions of the Purchase Agreement as a "Purchaser" thereunder, in each case with the same force and effect as though such New Purchaser were an original signatory to the Purchase Agreement. Each of the Company and the Existing Purchasers agrees that, upon execution and delivery of this Agreement by each New Purchaser, the Company and the Existing Purchasers, the conditions specified in paragraph 12C of the Purchase Agreement shall be deemed fully satisfied and such New Purchaser shall become a party to the Purchase Agreement as a "Purchaser" thereunder.

    2.  Amendment to Paragraph 5M.  Paragraph 5M of the Purchase Agreement is hereby amended and restated in its entirety as follows:

    "5M.  Designation of Directors.  Subject to the limitations set forth in this paragraph 5M, the holders of Purchaser Securities shall have the right to designate two representatives for election to the Board (individually a "Board Representative" and collectively the "Board Representatives"). The terms and conditions governing the election, term of office, filling of vacancies and other features of such directorships shall be as follows:

      (i)  Selection of Directors.  For all purposes of this paragraph 5M, the Board Representatives will consist of: (a) one representative selected by the holders of a majority of Purchaser Securities then in existence and (b) one representative selected by the Great Hill Entities, so long as the Great Hill Entities and their Affiliates continue to hold at least 50% of the Purchaser Securities originally issued to the Great Hill Entities under the Purchase Agreement; provided that if the Great Hill Entities cease to be entitled to select a representative pursuant to this clause (i)(b), such representative shall be selected by the holders of a majority of the Purchaser Securities then in existence.

      (ii)  Interim Appointment of Directors.  Pursuant to written direction delivered by the Purchasers to the Company, the holders of Purchaser Securities may nominate two Board Representatives to be elected to the Board. The Board has taken all action necessary such that the number of directors on the Board shall be increased by two and such two vacancies shall be filled by the designees of the holders of Purchaser Securities. The appointment of the Board Representatives as directors is effective as of the day following the Closing Date (or, if later, the date that the holders of Purchaser Securities determine to appoint such Board Representative) and is contingent upon the consummation of the transactions contemplated by this Agreement. No further corporate action is necessary to effect the appointment of the Board Representatives to the Board. Each Board Representative appointed pursuant to this paragraph 5M(ii) shall continue to hold office until the first regular meeting of the stockholders of the Company following the Closing (at which time the term shall expire automatically), subject, however, to prior death, resignation, retirement, disqualification or termination of term of office as provided in this paragraph 5M.

      (iii)  Continuing Designation of Board Representatives.  Commencing with the first regular meeting of stockholders of the Company following the Closing, the term of the Board Representatives appointed to the Board as provided for in paragraph 5M(ii) shall expire and, thereafter, the Board Representatives designated by the holders of Purchaser Securities shall be elected in accordance with the following provisions of paragraph 5M(iii)(a) or (b), as applicable:

        (a) Subject to the provisions of paragraph 5M(iv), so long as any Preferred Stock remains issued and outstanding, the Board Representative(s) designated by the holders of Purchaser Securities shall be elected to the Board by the affirmative vote of the holders of Preferred Stock, voting separately as a class, at a regular or special meeting of the stockholders of the Company. The Board Representative(s) elected by the holders of Preferred Stock shall not be divided into classes and shall be in addition to the maximum number of directors who may be elected by the holders of the Company's Common Stock. A Board Representative elected pursuant to this paragraph 5M(iii)(a) shall hold office until his successor is duly qualified and elected, subject to prior death, resignation, retirement, disqualification, there being no Preferred Stock remaining issued and outstanding (at which time the term shall expire automatically) or termination of term of office pursuant to the provisions of paragraph 5M(iv) or paragraph 5M(v).

        (b) Commencing at such time as no shares of Preferred Stock remain issued and outstanding, the term of the Board Representatives designated by the holders of Preferred Stock as provided for in paragraph 5M(iii)(a) will expire automatically, and thereafter the Company shall, subject to the provisions of paragraph 5M(iv), nominate the Board Representative(s) designated by the holders of Purchaser Securities for election to the Board by the holders of Common Stock and solicit proxies from the Company's stockholders in favor of the election of such Board Representative(s) provided written notice is delivered to the Secretary of the Company in the manner provided in the By-laws for the nomination of directors, generally. Subject to the provisions of paragraph 5M(iv), the Company shall use commercially reasonable efforts to cause such Board Representative(s) to be elected to the Board (including voting all unrestricted proxies in favor of the election of such Board Representative(s)) and shall not take any action which would diminish the prospects of such Board Representative(s) being elected to the Board. Board Representatives elected as directors pursuant to this paragraph 5M(iii)(b) shall be divided into classes and shall be included in the maximum number of directors who may be elected by the holders of the Company's Common Stock in accordance with the provisions of Section 10 of the By-laws.

      (iv)  Termination of Board Representative Designation Rights.  The right of holders of Purchaser Securities to designate a Board Representative pursuant to this paragraph 5M shall terminate at such time as the holders of Purchaser Securities cease to hold Purchaser Securities equal to at least 25% of the amount of Purchaser Securities initially issued to the Purchasers at Closing. If the rights of the holders of Purchaser Securities to designate a Board Representative cease under the immediately preceding sentence, then (1) the Board may terminate the term of the applicable Board Representative by the affirmative vote of the Board (in which vote the Board Representative whose term of office the Board seeks to terminate shall not participate) if such director was designated pursuant to paragraph 5M(iii)(a) or (2) the Company may use commercially reasonable efforts to effect the removal of such director if such director was designated pursuant to paragraph 5M(iii)(b).

      (v)  Resignation; Termination of Term; Removal; and Vacancies.

        (a)  Resignation.  An elected Board Representative may resign from the Board at any time by giving written notice to the Company at its principal executive office. The resignation is effective without acceptance when the notice is given to the Company, unless a later effective time is specified in the notice.

        (b)  Termination of Term of Office.  So long as the holders of Preferred Stock retain the right to designate a director pursuant to paragraph 5M(iii)(a), such director may be removed only in the following circumstances (and may not otherwise be removed): (1) so long as the holders of Preferred Stock retain the right to designate a Board Representative pursuant to paragraph 5M(iii)(a), by the holders entitled to designate such director; or (2) by the Board in accordance with the provisions of paragraph 5M(iv).

        (c)  Removal.  So long as the holders of Purchaser Securities retain the right to designate a director pursuant to paragraph 5M(iii)(b), the Company shall use commercially reasonable efforts to remove any such director in the following circumstances (and only in such circumstances): (1) if so directed by the holders of Purchaser Securities entitled to designate such director; or (2) in accordance with the provisions of paragraph 5M(iv).

        (d)  Vacancies.  In the event of a vacancy on the Board resulting from the death, disqualification, resignation, retirement or termination of term of office of the Board Representative designated by the holders of Purchaser Securities, (1) if such holders retain the right to designate a director pursuant to paragraph 5M(iii)(a), then the resulting vacancy shall be filled by a representative designated by such holders in the manner described in paragraph 5M(iii)(a), or (2) if such Persons retain the right to designate a director pursuant to paragraph 5M(iii)(b), then the Company shall use commercially reasonable efforts to fill such vacancy with a representative designated in the manner described in paragraph 5M(iii)(b), in either case to serve until the next annual or special meeting of the stockholders (and at such meeting, such representative, or another representative designated by such holders, will be elected to the Board in the manner described in paragraph 5M(iii)). If the holders of Preferred Stock or the holders of Purchaser Securities fail or decline to fill the vacancy, then the directorship shall remain open until such time as the holders of Preferred Stock or the holders of Purchaser Securities, as the case may be, elect to fill it with a representative designated hereunder. During any such period that the holders of Preferred Stock or the holders of Purchaser Securities, as the case may be, are entitled to, but have failed or declined to, designate a Board Representative, the holders of a majority of Preferred Stock or the holders of a majority of Purchaser Securities shall have the right to designate one representative to attend all Board meetings as a non-voting observer. The observer shall be entitled to notice of all Board meetings in the manner that notice is provided to members of the Board, shall be entitled to receive all materials provided to members of the Board, shall be entitled to attend (whether in person, by telephone, or otherwise) all meetings of the

    Board as a non-voting observer, and shall be entitled to fees and expenses paid to Board Representatives pursuant to paragraph 5M(vi).

      (vi)  Fees & Expenses.  Board Representatives shall be entitled to fees, other compensation and reimbursement of expenses paid to Board members who are not employees of the Company or its Subsidiaries.

      (vii)  Reporting Information.  With respect to each Board Representative designated pursuant to the provisions of paragraph 5M(iii), the holders of Purchaser Securities shall cause the Board Representative to provide to the Company with all necessary assistance and information related to such Board Representative that is required (or would be required if the Company were subject to Regulation 14A under the Exchange Act) to be disclosed in solicitations of proxies or otherwise, including such Person's written consent to being named in the proxy statement (if applicable) and to serving as a director if elected."

    3.  Amendment to Schedule of Purchasers.  The Schedule of Purchasers attached to the Purchase Agreement is hereby replaced and superseded in its entirety with the Schedule of Purchasers attached hereto.

    4.  Representation and Warranty.  Each party represents to each other party hereto that this Agreement has been duly authorized, executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by such party does not and shall not conflict with, violate or cause a breach of any material agreement, contract or instrument to which such party is a party or any judgment, order or decree to which such party is subject.

    5.  Counterparts.  This Agreement may be executed in any number of counterparts (including by facsimile), any one of which need not contain the signatures of more than one party, but all of such counterparts together shall constitute one amendment.

    6.  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

    7.  Effect on Purchase Agreement.  Except as it is otherwise expressly amended or modified by this Agreement, the Purchase Agreement remains in full force and effect.

    8.  Effectiveness.  The joinder effected by Section 1 hereof shall be binding and effective with respect to each party hereto upon execution hereof by such party, and pursuant to Section 12C of the Purchase Agreement shall be binding and effective with respect to all parties upon execution hereof by the Company, each of the Existing Purchasers and each of the New Purchasers. The remainder of this Agreement shall be binding and effective with respect to each party hereto upon execution hereof by such party, and pursuant to Section 12E of the Purchase Agreement shall be binding and effective with respect to all parties upon execution hereof by the Company, MDP, Frontenac and Frontenac Masters.

    IN WITNESS WHEREOF, each of the parties hereto has duly executed this agreement as of the date first written above.

FOCAL COMMUNICATIONS CORPORATION
By:	/s/ ROBERT TAYLOR
Its:	Chief Executive Officer
GREAT HILL EQUITY PARTNERS LIMITED PARTNERSHIP
By:	Great Hill Partners GP, LLC
Its:	General Partner
By:	/s/ MARK TABER A Manager
GREAT HILL INVESTORS, LLC
By:	/s/ MARK TABER A Manager
GREAT HILL EQUITY PARTNERS II LIMITED PARTNERSHIP
By:	Great Hill Partners GP II, LLC
Its:	General Partner
By:	/s/ MARK TABER A Manager
GREAT HILL AFFILIATE PARTNERS II LIMITED PARTNERSHIP
By:	Great Hill Partners GP II, LLC
Its:	General Partner
By:	/s/ MARK TABER A Manager
MADISON DEARBORN CAPITAL PARTNERS IV, L.P.
By:	Madison Dearborn Partners IV, L.P.
Its:	General Partner
By:	Madison Dearborn Partners, L.L.C.
Its:	General Partner
By:	/s/ JAMES PERRY
Its:	Managing Director
FRONTENAC VIII LIMITED PARTNERSHIP
By:	Frontenac VIII Partners, L.P.
Its:	General Partner
By:	Frontenac Company VIII, L.L.C.
Its:	General Partner
By:	/s/ JAMES CRAWFORD

Its:

FRONTENAC MASTERS VIII LIMITED PARTNERSHIP
By:	Frontenac VIII Partners, L.P.
Its:	General Partner
By:	Frontenac Company VIII, L.L.C.
Its:	General Partner
By:	/s/ JAMES CRAWFORD

Its:

BATTERY VENTURES III, L.P.
By:	Battery Partners III, L.P.
Its:	General Partner
By:	/s/ RICHARD FRISBIE
Its:	General Partner
BATTERY VENTURES VI, L.P.
By:	Battery Partners VI, LLC
Its:	General Partner
By:	/s/ RICHARD FRISBIE
Its:	Managing Member
BATTERY INVESTMENT PARTNERS VI, LLC
By:	/s/ RICHARD FRISBIE
Its:	Managing Member

SCHEDULE OF PURCHASERS

Names and Addresses	No. of Shares of Preferred Stock	Total Purchase Price for Preferred Stock	Loan Amount	Total Purchase Price and Loan Amount
Madison Dearborn Capital Partners IV, L.P. Three First National Plaza, Suite 1330 Chicago, Illinois 60602 Attention: James Perry Telephone: (312) 895-1000 Telecopy: (312) 895-1001	26,562.5	$26,562,500	$53,125,000	$79,687,500
Frontenac VIII Limited Partnership 135 S. LaSalle Street, Suite 3800 Chicago, IL 60603 Attention: James Crawford Telephone: (312) 368-0044 Telecopy: (312) 368-9520	7,478.632	$7,478,632	$14,957,265	$22,435,897
Frontenac Masters VIII Limited Partnership 135 S. LaSalle Street, Suite 3800 Chicago, IL 60603 Attention: James Crawford Telephone: (312) 368-0044 Telecopy: (312) 368-9520	333.868	$333,868	$667,735	$1,001,603
Battery Ventures III, L.P. 20 William Street, Suite 200 Wellesley, MA 02481 Attention: Rick Frisbie Telephone: (781) 237-1001 Telecopy: (781) 577-1001	1,666.666	$1,666,666	$3,333,333	$4,999,999
Battery Ventures VI, L.P. 20 William Street, Suite 200 Wellesley, MA 02481 Attention: Rick Frisbie Telephone: (781) 237-1001 Telecopy: (781) 577-1001	5,900.001	$5,900,001	$11,800,000	$17,700,001
Battery Investment Partners VI, LLC 20 William Street, Suite 200 Wellesley, MA 02481 Attention: Rick Frisbie Telephone: (781) 237-1001 Telecopy: (781) 577-1001	245.833	$245,833	$491,667	$737,500
Great Hill Equity Partners Limited Partnership c/o Great Hill Partners 1 Liberty Square Boston, MA 02109 Attention: Mark Taber Telephone: 617-790-9448 Telecopy: 617-790-9401	3,032.394	$3,032,394	$6,064,787	$9,097,181
Great Hill Investors, LLC c/o Great Hill Partners 1 Liberty Square Boston, MA 02109 Attention: Mark Taber Telephone: 617-790-9448 Telecopy: 617-790-9401	139.828	$139,828	$279,657	$419,485
Great Hill Equity Partners II Limited Partnership c/o Great Hill Partners 1 Liberty Square Boston, MA 02109 Attention: Mark Taber Telephone: 617-790-9448 Telecopy: 617-790-9401	4,466.268	$4,466,268	$8,932,535	$13,398,803
Great Hill Affiliate Partners II Limited Partnership c/o Great Hill Partners 1 Liberty Square Boston, MA 02109 Attention: Mark Taber Telephone: 617-790-9448 Telecopy: 617-790-9401	174.010	$174,010	$348,021	$522,031

TOTAL	50,000	$50,000,000	$100,000,000	$150,000,000

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  Exhibit 99.1
JOINDER AGREEMENT AND AMENDMENT NO. 1 TO PREFERRED STOCK PURCHASE AND LOAN COMMITMENT AGREEMENT
SCHEDULE OF PURCHASERS